                                                 Cindy Koehn 415/396-3099
                                                 Investor Relations

Exhibit 99



FOR IMMEDIATE RELEASE
Tues., July 16, 1996



WELLS FARGO REPORTS SECOND QUARTER EARNINGS
    PER SHARE EARNINGS OF $3.61 FOR FIRST POST-MERGER QUARTER

    Wells Fargo & Co. (NYSE:WFC) today reported net income of $363 million for the second quarter of 1996. Per share earnings for the quarter were $3.61. Return on average assets (ROA) was 1.35 percent and return on average common equity (ROE) was 9.77 percent.

    Earnings before the amortization of goodwill and nonqualifying core deposit intangibles ("cash earnings") were $4.89 per share. Cash ROA was 1.96 percent; cash ROE was 33.43 percent.

     "Following our merger with First Interstate, cash earnings, as well as cash ROA and ROE, are the measures of performance which will be most comparable with prior quarters. They are also the most relevant measures of financial performance for shareholders because they measure Wells Fargo's ability to repurchase stock, pay dividends and support growth," said Chairman Paul Hazen. "Cash EPS of $4.89 is down from cash EPS of $5.58 for the first quarter of 1996 given merger-related expenses and because we are just beginning to realize the economic benefits of the merger. We are confident that we will meet our original merger targets within the first 18 months."

    Since the Company's second quarter 1996 results reflect the effects of the merger beginning April 1, 1996, these results and the results for the first six months of 1996 are not comparable to the reported results for the corresponding prior periods.

    Because the merger was accounted for as a purchase, $7.2 billion of goodwill was recorded during the second quarter. Goodwill may change as certain estimates are finalized, although any adjustments are not expected to have a significant effect on the ultimate amount of goodwill.


                                        -more-

2/WF Earnings



    Net interest income on a taxable-equivalent basis was $1,304 million in the second quarter. The Company's net interest margin for the quarter was 6.03 percent. Noninterest income (NII) for the quarter was $639 million. Noninterest expense (NIE) for the quarter was $1,277 million, reflecting severance and other merger-related expenses.

    Net charge-offs in the second quarter totaled $178 million, or 1.01 percent of average loans (annualized). The largest category of net charge-offs was credit card loans ($90 million).

    At June 30, 1996, the allowance for loan losses equaled 3.22 percent of total loans. Total nonaccrual and restructured loans were $742 million at June 30, 1996. Foreclosed assets were $238 million.

    The Company's effective tax rate for the second quarter of 1996 was 45%.

    At June 30, 1996, the Company's preliminary risk-based capital ratios were
11.20 percent for total risk-based capital and 7.45 percent for Tier 1 risk-based capital, exceeding the minimum regulatory guidelines of 8 percent and 4 percent, respectively. The leverage ratio was 6.35 percent. The ratio of common equity to total assets at the end of the quarter was 13.07 percent.


                                         ###


Wells Earnings

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA -- NEWS RELEASE
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                          % Change
                                                               Quarter ended    June 30, 1996 from      Six months ended
                                              ------------------------------    ------------------   -------------------
                                               JUNE 30,   Mar. 31,   June 30,   Mar. 31,   June 30,   JUNE 30,   June 30,         %
(in millions)                                     1996       1996       1995       1996       1995       1996       1995     Change
- -----------------------------------------------------------------------------------------------------------------------------------
FOR THE PERIOD
Net income                                    $    363   $    264   $    232         38%        56%  $    627   $    465         35%
Net income applicable to common stock              344        254        222         35         55        598        444         35
Per common share
  Net income                                  $   3.61   $   5.39   $   4.51        (33)       (20)  $   8.39   $   8.92         (6)
  Dividends declared                              1.30       1.30       1.15         --         13       2.60       2.30         13

Average common shares outstanding                 95.6       47.0       49.1        103         95       71.3       49.8         43

Profitability ratios (annualized)
  Net income to average total assets (ROA)        1.35%      2.16%      1.81%       (38)       (25)      1.60%      1.80%       (11)
  Net income applicable to common stock to
    average common stockholders' equity (ROE)     9.77      28.34      26.71        (66)       (63)     13.52      26.80        (50)

Efficiency ratio (1)                              65.8%      55.1%      57.8%        19         14       62.1%      58.5%         6

Average loans                                 $ 70,734   $ 35,025   $ 33,202        102        113   $ 52,880   $ 34,759         52
Average assets                                 108,430     49,134     51,491        121        111     78,782     51,938         52
Average core deposits                           83,356     36,819     36,226        126        130     60,087     36,462         65

Net interest margin                               6.03%      6.18%      5.66%        (2)         7       6.08%      5.63%         8

AT PERIOD END
Investment securities                         $ 13,692   $  8,435   $ 10,135         62         35   $ 13,692   $ 10,135         35
Loans                                           70,541     35,167     33,896        101        108     70,541     33,896        108
Allowance for loan losses                        2,273      1,681      1,947         35         17      2,273      1,947         17
Goodwill                                         7,479        373        399         --         --      7,479        399         --
Assets                                         108,586     48,978     50,931        122        113    108,586     50,931        113
Core deposits                                   83,331     37,414     37,026        123        125     83,331     37,026        125
Common stockholders' equity                     14,191      3,713      3,373        282        321     14,191      3,373        321
Stockholders' equity                            15,030      4,202      3,862        258        289     15,030      3,862        289

Capital ratios
  Common stockholders' equity to assets          13.07%      7.58%      6.62%        72         97      13.07%      6.62%        97
  Stockholders' equity to assets                 13.84       8.58       7.58         61         83      13.84       7.58         83
  Risk-based capital (2)
     Tier 1 capital                               7.45       9.40       8.60        (21)       (13)      7.45       8.60        (13)
     Total capital                               11.20      13.04      12.48        (14)       (10)     11.20      12.48        (10)
  Leverage (2)                                    6.35       7.91       6.69        (20)        (5)      6.35       6.69         (5)

Book value per common share                   $ 149.52   $  79.01   $  69.59         89        115   $ 149.52   $  69.59        115

Staff (active, full-time equivalent)            41,548     18,748     18,977        122        119     41,548     18,977        119

NET INCOME AND RATIOS EXCLUDING
 GOODWILL AND NONQUALIFYING CORE DEPOSIT
 INTANGIBLE AMORTIZATION AND BALANCES
  ("CASH" OR "TANGIBLE") (3)
Net income applicable to common stock         $    468   $    262    $     230       79        103   $    730   $    461         58
Net income per common share                       4.89       5.58         4.69      (12)         4      10.24       9.27         10
ROA                                               1.96%      2.25%        1.89%     (13)         4       2.05%      1.89%         8
ROE                                              33.43      32.74        31.58        2          6      33.18      31.67          5
Efficiency ratio                                  58.0       54.3         56.9        7          2       56.7       57.5         (1)

COMMON STOCK PRICE
High                                          $264-1/2   $261-1/4    $ 185-7/8        1         42   $264-1/2   $185-7/8         42
Low                                            232-1/8    203-1/8      157           14         48    203-1/8    143-3/8         42
Period end                                     239-1/8    261-1/4      180-1/4       (8)        33    239-1/8    180-1/4         33
- -----------------------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------------------

(1) The efficiency ratio is defined as noninterest expense divided by the total of net interest income and noninterest income.
(2)  The June 30, 1996 ratios are preliminary.
(3) Nonqualifying core deposit intangible (CDI) amortization and average balance excluded from these calculations are, with the exception of the efficiency ratio, net of applicable taxes. The after-tax amounts for the amortization and average balance of nonqualifying CDI were $43 million and $1,334 million for the quarter ended June 30, 1996, respectively, and $43 million and $667 million for the six months ended June 30, 1996, respectively. Goodwill amortization and average balance (which are not tax effected) were $81 million and $7,238 million for the quarter ended June 30, 1996, respectively, and $89 million and $3,808 million for the six months ended June 30, 1996, respectively.


     Wells Fargo & Company and Subsidiaries
     CONSOLIDATED STATEMENT OF INCOME
     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------
                                                                    Quarter                   Six months
                                                              ended June 30,               ended June 30,
                                                           ----------------        %   -----------------         %
     (in millions)                                           1996      1995   Change      1996      1995    Change
     -------------------------------------------------------------------------------------------------------------
     INTEREST INCOME
     Federal funds sold and securities purchased
(1)    under resale agreements                             $    8   $     1      700%   $   10    $    2       400%
(2)  Investment securities                                    225       152       48       353       317        11
(3)  Mortgage loans held for sale                              --        54     (100)       --        54      (100)
(4)  Loans                                                  1,618       823       97     2,494     1,681        48
(5)  Other                                                      7         1      600         7         2       250
                                                           ------    ------             ------    ------
(6)       Total interest income                             1,858     1,031       80     2,864     2,056        39
                                                           ------    ------             ------    ------
     INTEREST EXPENSE
(7)  Deposits                                                 454       254       79       695       496        40
     Federal funds purchased and securities sold
(8)    under repurchase agreements                             21        59      (64)       57       115       (50)
(9)  Commercial paper and other short-term borrowings           3         9      (67)        8        19       (58)
(10) Senior and subordinated debt                              80        50       60       128       102        25
                                                           ------    ------             ------    ------
(11)      Total interest expense                              558       372       50       888       732        21
                                                           ------    ------             ------    ------

(12) NET INTEREST INCOME                                    1,300       659       97     1,976     1,324        49
(13) Provision for loan losses                                 --        --       --        --        --        --
                                                           ------    ------             ------    ------
     Net interest income after
(14)   provision for loan losses                            1,300       659       97     1,976     1,324        49
                                                           ------    ------             ------    ------
     NONINTEREST INCOME
(15) Service charges on deposit accounts                      258       119      117       380       236        61
(16) Fees and commissions                                     211       103      105       329       204        61
(17) Trust and investment services income                     104        57       82       164       112        46
(18) Investment securities gains (losses)                       3        --       --         2       (15)       --
(19) Other                                                     63        31      103       118        14       743
                                                           ------    ------             ------    ------
(20)      Total noninterest income                            639       310      106       993       551        80
                                                           ------    ------             ------    ------
     NONINTEREST EXPENSE
(21) Salaries                                                 400       177      126       581       349        66
(22) Incentive compensation                                    61        33       85        93        60        55
(23) Employee benefits                                        102        48      113       157       101        55
(24) Equipment                                                111        45      147       167        92        82
(25) Net occupancy                                            108        53      104       161       106        52
(26) Core deposit intangible                                   82        11      645        91        22       314
(27) Goodwill                                                  81         9      800        89        17       424
(28) Other                                                    332       184       80       505       349        45
                                                           ------    ------             ------    ------
(29)      Total noninterest expense                         1,277       560      128     1,844     1,096        68
                                                           ------    ------             ------    ------
     INCOME BEFORE INCOME TAX
(30)   EXPENSE                                                662       409       62     1,125       779        44
(31) Income tax expense                                       299       177       69       498       314        59
                                                           ------    ------             ------    ------

(32) NET INCOME                                            $  363    $  232       56%    $  627    $  465       35%
                                                           ------    ------     -----    ------   -------     -----

     NET INCOME APPLICABLE TO
(33)   COMMON STOCK                                        $  344    $  222       55%    $  598    $  444       35%
                                                           ------    ------     -----    ------   -------     -----

     PER COMMON SHARE
(34) Net income                                            $ 3.61    $ 4.51     (20)%    $ 8.39    $ 8.92      (6)%
                                                           ------    ------     -----    ------   -------     -----

(35) Dividends declared                                    $ 1.30    $ 1.15       13%    $ 2.60    $ 2.30       13%
                                                           ------    ------     -----    ------   -------     -----

(36) Average common shares outstanding                       95.6      49.1       95%      71.3      49.8       43%
                                                           ------    ------     -----    ------   -------     -----
     -------------------------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
                                                                                                                % Change
                                                                                                      June 30, 1996 from
                                                                                                      ------------------
                                                     JUNE 30,       Dec. 31,       June 30,       Dec. 31,       June 30,
     (in millions)                                      1996           1995           1995           1995           1995
- ------------------------------------------------------------------------------------------------------------------------
     ASSETS
 (1)  Cash and due from banks                        $  8,882       $  3,375       $  2,848            163%           212%
      Federal funds sold and securities
 (2)    purchased under resale agreements               1,344            177            375            659            258
      Investment securities:
 (3)  At fair value                                    13,692          8,920          2,473             53            454
 (4)  At cost (estimated fair value $7,602)                --             --          7,662             --           (100)
                                                     --------       --------       --------
 (5)       Total investment securities                 13,692          8,920         10,135             53             35
 (6)  Mortgage loans held for sale                         --             --          1,336             --           (100)
 (7)  Loans                                            70,541         35,582         33,896             98            108
 (8)  Allowance for loan losses                         2,273          1,794          1,947             27             17
                                                    --------       --------       --------
 (9)    Net loans                                      68,268         33,788         31,949            102            114
                                                     --------       --------       --------
(10) Due from customers on acceptances                    210             98             71            114            196
(11) Accrued interest receivable                          591            308            300             92             97
(12) Premises and equipment, net                        2,400            862            863            178            178
(13) Core deposit intangible                            2,208            166            186             --             --
(14) Goodwill                                           7,479            382            399             --             --
(15) Other assets                                       3,512          2,240          2,469             57             42
                                                     --------       --------       --------

(16)      Total assets                               $108,586       $ 50,316       $ 50,931           116%            113%
                                                     --------       --------       --------           ---             ---
                                                     --------       --------       --------           ---             ---

    LIABILITIES
(17) Noninterest-bearing deposits                    $ 27,535       $ 10,391       $  9,600            165%           187%
(18) Interest-bearing deposits                         56,333         28,591         29,184             97             93
                                                     --------       --------       --------
(19)      Total deposits                               83,868         38,982         38,784            115            116
     Federal funds purchased and securities
(20)   sold under repurchase agreements                   944          2,781          3,693           (66)            (74)
(21) Commercial paper and other short-term
      borrowings                                          262            195            532             34            (51)
(22) Acceptances outstanding                              210             98             71            114            196
(23) Accrued interest payable                             177             85             89            108             99
(24) Other liabilities                                  2,865          1,071            933            168            207
(25) Senior debt                                        2,586          1,783          1,485             45             74
(26) Subordinated debt                                  2,644          1,266          1,482            109             78
                                                     --------       --------       --------

(27)     Total liabilities                             93,556         46,261         47,069            102             99
                                                     --------       --------       --------

    STOCKHOLDERS' EQUITY
(28) Preferred stock                                      839            489            489             72             72
     Common stock - $5 par value,
      authorized 150,000,000 shares;
      issued and outstanding 94,912,532 shares,
(29)  46,973,319 shares and 48,473,804 shares             475            235            242            102             96
(30) Additional paid-in capital                        11,207          1,135            407            887             --
(31) Retained earnings                                  2,586          2,174          2,737             19             (6)
(32) Cumulative foreign currency translation
      adjustments                                          (4)            (4)            (4)            --             --
(33) Investment securities valuation allowance            (73)            26             (9)            --            711
                                                     --------       --------       --------

(34)      Total stockholders' equity                   15,030          4,055          3,862            271            289
                                                     --------       --------       --------

(35)      Total liabilities and stockholders'
          equity                                     $108,586       $ 50,316       $ 50,931            116%           113%
                                                     --------       --------       --------            ---             ---
                                                     --------       --------       --------            ---             ---

- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------


Wells Fargo & Company and Subsidiaries
CONDENSED CONSOLIDATED STATEMENT OF
CHANGES IN STOCKHOLDERS' EQUITY
- ---------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------
                                                                     Six months ended June 30,
                                                                     ------------------------
(in millions)                                                          1996              1995
- ---------------------------------------------------------------------------------------------
BALANCE, BEGINNING OF PERIOD                                      $   4,055         $   3,911
Net income                                                              627               465
Common stock issued to First Interstate stockholders                 11,299                --
Common stock issued under employee benefit and
   dividend reinvestment plans                                           55                61
Preferred stock issued to First Interstate stockholders                 360                --
Common stock repurchased                                             (1,163)             (539)
Preferred stock dividends                                               (29)              (21)
Common stock dividends                                                 (186)             (116)
Change in investment securities valuation allowance                     (99)              101
Fair value adjustment related to First Interstate stock options         111                --
                                                                  ---------         ---------
BALANCE, END OF PERIOD                                            $  15,030         $   3,862
                                                                  ---------         ---------
                                                                  ---------         ---------
- ---------------------------------------------------------------------------------------------
- ---------------------------------------------------------------------------------------------



LOANS
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------
                                                   June 30,     December 31,        June 30,
(in millions)                                         1996             1995            1995
- -------------------------------------------------------------------------------------------
Commercial                                      $   19,575        $   9,750       $   8,872
Real estate 1-4 family first mortgage (1)           11,811            4,448           5,051
Other real estate mortgage                          12,920            8,263           7,973
Real estate construction                             2,401            1,366           1,110
Consumer:
  Real estate 1-4 family junior lien mortgage        6,736            3,358           3,373
  Credit card                                        5,276            4,001           3,628
  Other revolving credit and monthly payment         9,075            2,576           2,409
                                                ----------        ---------       ---------
    Total consumer                                  21,087            9,935           9,410
Lease financing                                      2,689            1,789           1,451
Foreign                                                 58               31              29
                                                ----------        ---------       ---------

    Total loans                                 $   70,541       $   35,582      $   33,896
                                                ----------        ---------       ---------
                                                ----------        ---------       ---------
- -------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------

(1)  Excludes mortgage loans held for sale of $1,336 million at June 30, 1995.


Wells Fargo & Company and Subsidiaries
CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                                       Quarter ended              Six months ended
                                                              --------------------------------------       -----------------------
                                                               JUNE 30,      March 31,       June 30,       JUNE 30,       June 30,
(in millions)                                                     1996           1996           1995           1996           1995
- ----------------------------------------------------------------------------------------------------------------------------------

BALANCE, BEGINNING OF PERIOD                                  $  1,681       $  1,794       $  2,017       $  1,794       $  2,082

Allowance of First Interstate                                      770             --             --            770             --

Loan charge-offs:
   Commercial                                                      (48)           (13)           (10)           (61)           (17)
   Real estate 1-4 family first mortgage                            (5)            (4)            (3)            (9)            (6)
   Other real estate mortgage                                      (13)            (3)           (12)           (16)           (34)
   Real estate construction                                         (4)            (1)            (1)            (5)            (4)
   Consumer:
      Real estate 1-4 family junior lien mortgage                  (13)            (4)            (4)           (17)            (7)
      Credit card                                                 (101)           (86)           (46)          (187)           (83)
      Other revolving credit and monthly payment                   (51)           (20)           (13)           (71)           (23)
                                                              --------       --------       --------       --------       --------
         Total consumer                                           (165)          (110)           (63)          (275)          (113)
   Lease financing                                                  (8)            (6)            (3)           (14)            (7)
                                                              --------       --------       --------       --------       --------
         Total loan charge-offs                                   (243)          (137)           (92)          (380)          (181)
                                                              --------       --------       --------       --------       --------

Loan recoveries:
   Commercial                                                        8              5              6             13             14
   Real estate 1-4 family first mortgage                             2              3              1              5              2
   Other real estate mortgage                                       19              4              7             23             13
   Real estate construction                                          4              1             --              5              1
   Consumer:
      Real estate 1-4 family junior lien mortgage                    4              1              1              5              2
      Credit card                                                   11              5              3             16              6
      Other revolving credit and monthly payment                    15              3              3             18              5
                                                              --------       --------       --------       --------       --------
         Total consumer                                             30              9              7             39             13
   Lease financing                                                   2              2              1              4              3
                                                              --------       --------       --------       --------       --------
         Total loan recoveries                                      65             24             22             89             46
                                                              --------       --------       --------       --------       --------
           Total net loan charge-offs                             (178)          (113)           (70)          (291)          (135)
                                                              --------       --------       --------       --------       --------

BALANCE, END OF PERIOD                                        $  2,273       $  1,681       $  1,947       $  2,273       $  1,947
                                                              --------       --------       --------       --------       --------
                                                              --------       --------       --------       --------       --------

Total net loan charge-offs as a percentage
   of average loans (annualized) (1)                              1.01%          1.30%           .84%          1.10%           .78%
                                                              --------       --------       --------       --------       --------
                                                              --------       --------       --------       --------       --------

Allowance as a percentage of total loans (1)                      3.22%          4.78%          5.74%          3.22%          5.74%
                                                              --------       --------       --------       --------       --------
                                                              --------       --------       --------       --------       --------
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------

 (1) Average and total loans exclude first mortgage loans held for sale at June 30, 1995.


Wells Fargo & Company and Subsidiaries
NONACCRUAL AND RESTRUCTURED LOANS AND OTHER ASSETS
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
                                                                                   JUNE 30,   December 31,       June 30,
(in millions)                                                                         1996           1995           1995
- ------------------------------------------------------------------------------------------------------------------------
Nonaccrual loans:
  Commercial                                                                         $ 208          $ 112          $ 121

  Real estate 1-4 family first mortgage                                                 87             64             64
  Other real estate mortgage                                                           363            307            373
  Real estate construction                                                              47             46             58
  Consumer:
     Real estate 1-4 family junior lien mortgage                                        22              8             12
     Other revolving credit and monthly payment                                          1              1              3
  Lease financing                                                                        3             --             --
                                                                                     -----          -----          -----
        Total nonaccrual loans                                                         731            538            631
Restructured loans                                                                      11             14             13
                                                                                     -----          -----          -----
Nonaccrual and restructured loans                                                      742            552            644
As a percentage of total loans (1)                                                     1.1%           1.6%           1.9%

Foreclosed assets                                                                      238            186            224
Real estate investments (2)                                                              7             12             14
                                                                                     -----          -----          -----
Total nonaccrual and restructured loans
  and other assets                                                                   $ 987          $ 750          $ 882
                                                                                     -----          -----          -----
                                                                                     -----          -----          -----
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------

(1)  Total loans exclude mortgage loans held for sale at June 30, 1995.
(2) Represents the amount of real estate investments (contingent interest loans accounted for as investments) that would be classified as nonaccrual if such assets were loans. Real estate investments totaled $124 million, $95 million and $75 million at June 30, 1996, December 31, 1995 and June 30, 1995, respectively.

                                       -9-

Wells Fargo & Company and Subsidiaries
NONINTEREST INCOME
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                       Quarter                             Six months
                                                                 ended June 30,                         ended June 30,
                                                         ---------------------            %     ----------------------           %
(in millions)                                                1996         1995       Change         1996         1995       Change
- ----------------------------------------------------------------------------------------------------------------------------------
Service charges on deposit accounts                      $    258      $   119          117%    $    380     $    236           61%
Fees and commissions:
   Credit card membership and other credit card fees           26           23           13           53           42           26
   Debit and credit card merchant fees                         37           17          118           52           30           73
   Charges and fees on loans                                   32           12          167           50           23          117
   Shared ATM network fees                                     27           13          108           39           24           63
   Mutual fund and annuity sales fees                          18            8          125           27           18           50
   All other                                                   71           30          137          108           67           61
                                                         --------     --------                  --------     --------
   Total fees and commissions                                 211          103          105          329          204           61
Trust and investment services income:
   Asset management and custody fees                           60           32           88           95           63           51
   Mutual fund management fees                                 34           17          100           55           31           77
   All other                                                   10            8           25           14           18          (22)
                                                         --------     --------                  --------     --------
   Total trust and investment services income                 104           57           82          164          112           46
Investment securities gains (losses)                            3           --           --            2          (15)          --
Income from equity investments accounted for by the:
   Cost method                                                 20           13           54           55           32           72
   Equity method                                                8           12          (33)          10           20          (50)
Check printing charges                                         15            9           67           24           20           20
Gains (losses) from dispositions of operations                  1           (9)          --            5           (9)          --
Gains (losses) on sales of loans                                1            1           --            5          (66)          --
Losses on dispositions of premises and equipment               (5)          (5)          --          (17)          (8)        (113)
All other                                                      23           10          130           36           25           44
                                                         --------     --------                  --------     --------
        Total                                            $    639     $    310          106%    $    993     $    551           80%
                                                         --------     --------     --------     --------     --------     --------
                                                         --------     --------     --------     --------     --------     --------
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------


NONINTEREST EXPENSE
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------
                                                                       Quarter                             Six months
                                                                 ended June 30,                         ended June 30,
                                                         ---------------------            %     ----------------------           %
(in millions)                                                1996         1995       Change         1996         1995       Change
- ----------------------------------------------------------------------------------------------------------------------------------
Salaries                                                 $    400     $    177          126%    $    581     $    349           66%
Incentive compensation                                         61           33           85           93           60           55
Employee benefits                                             102           48          113          157          101           55
Equipment                                                     111           45          147          167           92           82
Net occupancy                                                 108           53          104          161          106           52
Contract services                                              66           38           74          108           64           69
Core deposit intangible:
   Nonqualifying (1)                                           72           --           --           72           --           --
   Qualifying                                                  10           11           (9)          19           22          (14)
Goodwill                                                       81            9          800           89           17          424
Outside professional services                                  31           11          182           44           20          120
Telecommunications                                             28           15           87           44           28           57
Operating losses                                               27           11          145           42           27           56
Postage                                                        26           14           86           41           26           58
Advertising and promotion                                      21           17           24           34           31           10
Stationery and supplies                                        21            9          133           31           18           72
Travel and entertainment                                       16           10           60           26           17           53
Security                                                       17            5          240           23           10          130
Outside data processing                                        15            3          400           18            5          260
Check printing                                                 10            6           67           16           12           33
Escrow and collection agency fees                               9            4          125           13            8           63
Federal deposit insurance                                       3           24          (88)           4           47          (91)
Foreclosed assets                                               1            2          (50)           3           (2)          --
All other                                                      41           15          173           58           38           53
                                                         --------     --------                  --------     --------

        Total                                            $  1,277     $    560          128%    $  1,844     $  1,096           68%
                                                         --------     --------     --------     --------     --------     --------
                                                         --------     --------     --------     --------     --------     --------
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------

(1) Amortization of core deposit intangibles acquired after February 1992 that are subtracted from stockholders' equity in computing regulatory capital for bank holding companies.


     Wells Fargo & Company and Subsidiaries
     AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Quarter ended June 30,
                                                              --------------------------------------------------------------------
                                                                                          1996                                1995
                                                              --------------------------------------------------------------------
                                                                                      INTEREST                            Interest
                                                               AVERAGE      YIELDS/     INCOME/    Average       Yields/    income/
     (in millions)                                             BALANCE       RATES     EXPENSE     balance        rates    expense
     -----------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
(1)     under resale agreements                               $    588        5.36%   $      8    $     66        6.18%   $      1
     Investment securities:
        At fair value (2):
(2)        U.S. Treasury securities                              3,177        5.52          44         426        6.70           7
           Securities of U.S. government agencies
(3)           and corporations                                   8,434        6.07         129         998        5.38          14
(4)        Private collateralized mortgage obligations           2,653        6.23          42         956        6.41          16
(5)        Other securities                                        668        6.83          10          62       14.42           1
                                                              --------                --------    --------                --------
(6)           Total investment securities at fair value         14,932        6.01         225       2,442        6.16          38
        At cost:
(7)        U.S. Treasury securities                                 --          --          --       1,469        4.85          18
           Securities of U.S. government agencies
(8)           and corporations                                      --          --          --       4,996        6.04          75
(9)        Private collateralized mortgage obligations              --          --          --       1,249        5.85          18
(10)       Other securities                                         --          --          --         156        6.85           3
                                                              --------                --------    --------                --------
(11)             Total investment securities at cost                --          --          --       7,870        5.80         114
                                                              --------                --------    --------                --------
(12)                Total investment securities                 14,932        6.01         225      10,312        5.89         152
(13) Mortgage loans held for sale (2)                               --          --          --       2,884        7.33          54

     Loans:
(14)    Commercial                                              19,460        8.75         424       8,436       10.01         211
(15)    Real estate 1-4 family first mortgage                   11,924        7.50         224       5,063        7.42          94
(16)    Other real estate mortgage                              13,006        9.32         300       8,058        9.49         190
(17)    Real estate construction                                 2,385       10.07          60       1,070       10.20          27
        Consumer:
(18)       Real estate 1-4 family junior lien mortgage           6,790        8.96         152       3,356        8.55          72
(19)       Credit card                                           5,183       14.61         189       3,433       15.62         134
(20)       Other revolving credit and monthly payment            9,151        9.35         213       2,353       10.56          62
                                                              --------                --------    --------                --------
(21)          Total consumer                                    21,124       10.51         554       9,142       11.73         268
(22)    Lease financing                                          2,599        8.76          57       1,405        9.22          32
(23)    Foreign                                                    236        4.72           3          28        7.98           1
                                                              --------                --------    --------                --------
(24)             Total loans                                    70,734        9.20       1,622      33,202        9.93         823
(25) Other                                                         396        6.62           7          61        5.30           1
                                                              --------                --------    --------                --------
(26)                Total earning assets                      $ 86,650        8.62       1,862    $ 46,525        8.86       1,031
                                                              --------                --------    --------                --------
                                                              --------                            --------
     FUNDING SOURCES
     Interest-bearing liabilities:
        Deposits:
(27)       Interest-bearing checking                          $  7,060        1.24          22    $  4,210        1.00          11
(28)       Market rate and other savings                        32,921        2.68         220      15,170        2.54          96
(29)       Savings certificates                                 16,779        4.84         201       7,948        5.27         104
(30)       Other time deposits                                     483        5.89           7         442        7.21           8
(31)       Deposits in foreign offices                             303        5.17           4       2,309        6.06          35
                                                              --------                --------    --------                --------
(32)             Total interest-bearing deposits                57,546        3.17         454      30,079        3.38         254
        Federal funds purchased and securities sold
(33)       under repurchase agreements                           1,667        5.08          21       3,924        6.02          59
(34)    Commercial paper and other short-term borrowings           296        4.19           3         621        5.95           9
(35)    Senior debt                                              2,289        6.07          35       1,511        6.85          26
(36)    Subordinated debt                                        2,580        7.03          45       1,484        6.54          24
                                                              --------                --------    --------                --------
(37)             Total interest-bearing liabilities             64,378        3.49         558      37,619        3.96         372
(38) Portion of noninterest-bearing funding sources             22,272          --          --       8,906          --          --
                                                              --------                --------    --------                --------
(39)                Total funding sources                     $ 86,650        2.59         558    $ 46,525        3.20         372
                                                              --------                --------    --------                --------
                                                              --------                            --------
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(40)    A TAXABLE-EQUIVALENT BASIS (3)                                        6.03%   $  1,304                    5.66%   $    659
                                                                             -----    --------                   -----    --------
                                                                             -----    --------                   -----    --------
     NONINTEREST-EARNING ASSETS
(41) Cash and due from banks                                  $  8,569                            $  2,602
(42) Other                                                      13,211                               2,364
                                                              --------                            --------
                    Total noninterest-earning assets          $ 21,780                            $  4,966
                                                              --------                            --------
                                                              --------                            --------
     NONINTEREST-BEARING FUNDING SOURCES
(43) Deposits                                                 $ 26,596                            $  8,898
(44) Other liabilities                                           2,414                               1,157
(45) Preferred stockholders' equity                                839                                 489
(46) Common stockholders' equity                                14,203                               3,328
     Noninterest-bearing funding sources used to
(47)    fund earning assets                                    (22,272)                             (8,906)
                                                              --------                            --------
(48)                Net noninterest-bearing funding sources   $ 21,780                            $  4,966
                                                              --------                            --------
                                                              --------                            --------

(49) TOTAL ASSETS                                             $108,430                            $ 51,491
                                                              --------                            --------
                                                              --------                            --------
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------

     (1) The average prime rate of Wells Fargo Bank was 8.25% and 9.00% for the quarters ended June 30, 1996 and 1995, respectively.
          The average three-month London Interbank Offered Rate (LIBOR) was 5.52% and 6.12% for the same quarters, respectively.
     (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $15,012 million and $2,492 million for the quarters ended June 30, 1996 and 1995, respectively. The average amortized cost balance for mortgage loans held for sale totaled $2,925 million for the quarter ended June 30, 1995.
     (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.


     Wells Fargo & Company and Subsidiaries
     AVERAGE BALANCES, YIELDS AND RATES PAID (TAXABLE-EQUIVALENT BASIS) (1)
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------
                                                                                                             Quarter ended June 30,
                                                              --------------------------------------------------------------------
                                                                                          1996                                1995
                                                              --------------------------------------------------------------------
                                                                                      INTEREST                            Interest
                                                               AVERAGE      YIELDS/     INCOME/    Average       Yields/    income/
     (in millions)                                             BALANCE       RATES     EXPENSE     balance        rates    expense
     -----------------------------------------------------------------------------------------------------------------------------
     EARNING ASSETS
     Federal funds sold and securities purchased
(1)     under resale agreements                               $    357        5.42%   $     10    $     57        5.93%   $      2
     Investment securities:
        At fair value (2):
(2)        U.S. Treasury securities                              2,266        5.52          62         406        6.70          14
           Securities of U.S. government agencies
(3)           and corporations                                   6,712        6.02         203       1,104        5.59          32
(4)        Private collateralized mortgage obligations           2,366        6.15          73       1,022        6.38          34
(5)        Other securities                                        447        7.03          15          64       14.49           3
                                                              --------                --------    --------                --------
(6)           Total investment securities at fair value         11,791        5.99         353       2,596        6.21          83
        At cost:
(7)        U.S. Treasury securities                                 --          --          --       1,557        4.84          38
           Securities of U.S. government agencies
(8)           and corporations                                      --          --          --       5,114        6.03         154
(9)        Private collateralized mortgage obligations              --          --          --       1,267        5.89          37
(10)       Other securities                                         --          --          --         160        6.76           5
                                                              --------                --------    --------                --------
(11)             Total investment securities at cost                --          --          --       8,098        5.79         234
                                                              --------                --------    --------                --------
(12)                Total investment securities                 11,791        5.99         353      10,694        5.90         317
(13) Mortgage loans held for sale (2)                               --          --          --       1,450        7.29          54

     Loans:
(14)    Commercial                                              14,384        9.15         655       8,246        9.89         405
(15)    Real estate 1-4 family first mortgage                    8,162        7.52         307       7,042        7.24         255
(16)    Other real estate mortgage                              10,602        9.28         489       8,090        9.54         383
(17)    Real estate construction                                 1,856       10.04          93       1,045       10.18          53
        Consumer:
(18)       Real estate 1-4 family junior lien mortgage           5,062        8.81         222       3,339        8.60         143
(19)       Credit card                                           4,558       15.02         343       3,280       15.69         257
(20)       Other revolving credit and monthly payment            5,875        9.76         285       2,311       10.49         121
                                                              --------                --------    --------                --------
(21)          Total consumer                                    15,495       10.99         850       8,930       11.70         521
(22)    Lease financing                                          2,248        8.95         101       1,378        9.19          63
(23)    Foreign                                                    133        4.98           3          28        7.46           1
                                                              --------                --------    --------                --------
(24)             Total loans                                    52,880        9.48       2,498      34,759        9.72       1,681
(25) Other                                                         231        6.57           7          60        5.44           2
                                                              --------                --------    --------                --------
(26)                Total earning assets                      $ 65,259        8.82       2,868    $ 47,020        8.76       2,056
                                                              --------                --------    --------                --------
                                                              --------                            --------                --------
     FUNDING SOURCES
     Interest-bearing liabilities:
        Deposits:
(27)       Interest-bearing checking                          $  3,958        1.21          24    $  4,287        1.00          21
(28)       Market rate and other savings                        25,456        2.62         332      15,643        2.55         198
(29)       Savings certificates                                 12,707        4.98         315       7,649        5.09         193
(30)       Other time deposits                                     412        6.46          13         400        5.10          10
(31)       Deposits in foreign offices                             414        5.33          11       2,486        5.96          74
                                                              --------                --------    --------                --------
(32)             Total interest-bearing deposits                42,947        3.25         695      30,465        3.28         496
        Federal funds purchased and securities sold
(33)       under repurchase agreements                           2,186        5.25          57       3,905        5.92         115
(34)    Commercial paper and other short-term borrowings           350        4.81           8         654        5.92          19
(35)    Senior debt                                              2,000        6.15          61       1,575        6.89          54
(36)    Subordinated debt                                        1,923        6.97          67       1,477        6.57          48
                                                              --------                --------    --------                --------
(37)             Total interest-bearing liabilities             49,406        3.61         888      38,076        3.87         732
(38) Portion of noninterest-bearing funding sources             15,853          --          --       8,944          --          --
                                                              --------                --------    --------                --------
(39)                Total funding sources                     $ 65,259        2.74         888    $ 47,020        3.13         732
                                                              --------                --------    --------                --------
                                                              --------                            --------
     NET INTEREST MARGIN AND NET INTEREST INCOME ON
(40)    A TAXABLE-EQUIVALENT BASIS (3)                                        6.08%   $  1,980                    5.63%   $  1,324
                                                                              ----    --------                    ----    --------
                                                                              ----    --------                    ----    --------
     NONINTEREST-EARNING ASSETS
(41) Cash and due from banks                                  $  5,721                            $  2,595
(42) Other                                                       7,802                               2,323
                                                              --------                            --------
                    Total noninterest-earning assets          $ 13,523                            $  4,918
                                                              --------                            --------
                                                              --------                            --------
     NONINTEREST-BEARING FUNDING SOURCES
(43) Deposits                                                 $ 17,966                            $  8,883
(44) Other liabilities                                           1,846                               1,149
(45) Preferred stockholders' equity                                664                                 489
(46) Common stockholders' equity                                 8,900                               3,341
     Noninterest-bearing funding sources used to
(47)    fund earning assets                                    (15,853)                             (8,944)
                                                              --------                            --------
(48)                Net noninterest-bearing funding sources   $ 13,523                            $  4,918
                                                              --------                            --------
                                                              --------                            --------

(49) TOTAL ASSETS                                             $ 78,782                            $ 51,938
                                                              --------                            --------
                                                              --------                            --------
     -----------------------------------------------------------------------------------------------------------------------------
     -----------------------------------------------------------------------------------------------------------------------------

     (1) The average prime rate of Wells Fargo Bank was 8.29% and 8.91% for the six months ended June 30, 1996 and 1995, respectively. The average three-month London Interbank Offered Rate (LIBOR) was 5.46% and 6.21% for the same periods, respectively.
     (2) Yields are based on amortized cost balances. The average amortized cost balances for investment securities at fair value totaled $11,814 million and $2,685 million for the six months ended June 30, 1996 and 1995, respectively. The average amortized cost balance for mortgage loans held for sale totaled
          $1,470 million for the six months ended June 30, 1995.
     (3) Includes taxable-equivalent adjustments that primarily relate to income on certain loans and securities that is exempt from federal and applicable state income taxes. The federal statutory tax rate was 35% for all periods presented.